Exhibit 10.4

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

NONQUALIFIED STOCK OPTION AWARD
PURSUANT TO THE PARK STERLING CORPORATION
2014 LONG-TERM INCENTIVE PLAN

THIS NONQUALIFIED STOCK OPTION AWARD is made as of the Grant Date by and between PARK STERLING CORPORATION (the “Company”), a bank holding company organized under the laws of the State of North Carolina; and ________________________ (the “Optionee”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference and further subject to the provisions of the Park Sterling Corporation 2014 Long-Term Incentive Plan, the Company hereby awards as of the Grant Date to Optionee a nonqualified stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: ________________.

B.	Type of Option: Nonqualified Stock Option.

C.	Plan under which granted: Park Sterling Corporation 2014 Long-Term Incentive Plan.

D.	Option Shares: All or any part of ___________ shares of the Company’s common stock, $1.00 par value per share (the “Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.

Exercise Price: $______ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Stock on the Grant Date.

F.

Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earlier of (a) the tenth (10th) anniversary of the Grant Date; or (b) the earliest of (i) immediately upon the Optionee’s involuntary Termination of Employment for Cause, (ii) three (3) months following the date the Optionee ceases to be an employee of the Company (including any Affiliate) for reasons other than for Cause or due to death or Disability, or (iii) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Affiliate) due to death or Disability. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.

Vesting Schedule: The Option may be exercised only to the extent of Vested Option Shares (as defined in Schedule 1). Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”). Any portion of the Option which is not vested at the time of Optionee’s Termination of Employment shall be forfeited to the Company.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

IN WITNESS WHEREOF, the parties have signed this Award as of the Grant Date set forth above.

PARK STERLING CORPORATION:	OPTIONEE:

By:

Title:

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

TERMS AND CONDITIONS
TO THE
NONQUALIFIED STOCK OPTION AWARD
PURSUANT TO THE PARK STERLING CORPORATION
2014 LONG-TERM INCENTIVE PLAN

1. Exercise of Option. Subject to the provisions provided in the Award, these accompanying Terms and Conditions and the provisions of the Plan, the Option may be exercised with respect to all or any portion of the Vested Option Shares at any time during the Option Period by:

(a) the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option, unless prior notice is waived by the Committee;

(b) payment to the Company of the Exercise Price multiplied by the number of Vested Option Shares being purchased (the “Purchase Price”), as provided in Section 3; and

(c) satisfaction of the withholding tax obligations under Section 2.

(d) Notwithstanding any other provision of this Award, in the event that the capital of Park Sterling Bank (the “Bank”) falls below the minimum requirements determined by the primary federal regulator of the Bank (the “Regulator”), the Regulator may direct the Bank to require the Optionee to exercise, or otherwise forfeit, the Option in whole or in part. If the Regulator gives such direction, the Bank will notify the Optionee within forty-five (45) days from the date the Regulator notifies the Bank in writing that the Optionee must exercise, or otherwise forfeit, the Option in whole or in part. If the Optionee does not exercise the Option in accordance with the Bank’s direction within twenty-one (21) days of the Bank’s notification to the Optionee, the Committee may provide for the cancellation of the Option.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, withholding taxes, the Company shall cause to be issued a certificate representing the Vested Option Shares purchased. Notwithstanding the foregoing, in the event the Optionee is given notice of Termination of Employment for Cause, the Optionee’s ability to exercise the Option shall be suspended from the giving of such notice until such time as the Optionee cures the circumstance(s) constituting Cause, if expressly permitted by the applicable employment or services agreement or otherwise, or, if there is no opportunity to cure or no cure is timely effected, from and after the giving of such notice through and including the effective date of the Optionee’s Termination of Employment.

2. Withholding. The Optionee must satisfy applicable federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation:

(a) in cash;

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

(b) by electing, irrevocably and in writing in substantially the form of Exhibit 2 (a “Withholding Election”) to (i) tender shares of Stock owned by the Optionee prior to the date of exercise having a Fair Market Value equal to the withholding obligation; or (ii) have the smallest number of whole shares of Stock withheld by the Company which, when multiplied by the Fair Market Value of the Stock as of the date the Option is exercised, is sufficient to satisfy the amount of minimum required withholding tax obligations; or

(c) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

(i)     the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding in substantially the form attached hereto as Exhibit 2; and

(ii)     any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

3. Purchase Price. Payment of the Purchase Price for all Vested Option Shares purchased pursuant to the exercise of an Option shall be made:

(a) in cash or certified or bank cashier’s check;

(b) at the discretion of the Committee, by electing to have the number of shares of Stock to be issued upon exercise reduced by the number of shares of Stock having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or check equal to the Purchase Price; in such case, the Optionee will be deemed to have elected to receive a taxable payment of cash equal to the excess of the Fair Market Value of the number of shares of Stock withheld to pay the Purchase Price (less any cash or check payment actually paid by the Optionee) over the portion of the Purchase Price attributable to the shares withheld, which amount shall be used to pay the Purchase Price, in exchange for cancellation of the portion of the vested Option attributable to the number of shares of Stock the Company has withheld to satisfy the Purchase Price; or

(c) if and when the Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Vested Option Shares with respect to which the Option is exercised; or

(d) in any combination of the foregoing.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

5. Restriction on Transfer of Option.

(a) General Restrictions. The Optionee (and any subsequent holder of the Option) may not sell, pledge or otherwise directly or indirectly transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in the Option except pursuant to the provisions of this Award. Any sale, pledge or other transfer (or any attempt to effect the same) of the Option in violation of any provision of this Award shall be void, and the Company shall not record such transfer, assignment, pledge or other disposition on its books or treat any purported transferee or pledgee of the Option as the owner or pledgee of the Option for any purpose.

(b) Certain Permitted Transfers of Options. The restrictions contained in this Section will not apply with respect to transfers of the Option pursuant to applicable laws of descent and distribution; provided that the restrictions contained in this Section will continue to be applicable to the Option after any such transfer; and provided further that the transferee(s) of the Option must agree in writing to be bound by the provisions of this Award.

6. Changes in Capitalization.

(a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for nonreciprocal transactions between the Company and the holders of capital stock of the Company that cause the per share value of the shares of Stock underlying the Option to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend (each, an “Equity Restructuring”).

(b) In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Stock, or a Change in Control, that in each case is not an “Equity Restructuring,” the Committee shall take such action to make such adjustments in the Option or the terms of this Award as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Option, with a corresponding adjustment in the Exercise Price, substituting a new option to replace the Option, accelerating the termination of the Option Period or terminating the Option in consideration of a cash payment to the Optionee in an amount equal to the excess of the then Fair Market Value of the Option Shares over the aggregate Exercise Price of the Vested Option Shares. Any determination made by the Committee pursuant to this Subsection (b) will be final and binding on the Optionee. Any action taken by the Committee need not treat all optionees equally.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

(c) The existence of the Plan and the Option granted pursuant to this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

7. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

8. Lock-up Agreement. The Optionee hereby agrees that Optionee will not, directly or indirectly, sell, offer, contract to sell, grant of options for the purchase of, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise dispose of any Option Shares during the thirty (30) days prior to and the one hundred eighty (180) days (or any shorter period permitted by the managing underwriter) after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company; provided, all similarly situated shareholders become subject to the same restrictions. The Optionee hereby agrees to execute and deliver any additional document or acknowledgement reflecting the foregoing provisions or containing similar restrictions as may be requested by the Company or its managing underwriters in connection with the initial public offering of Stock. The Company may place a legend on any stock certificates representing Option Shares and may impose stop-transfer instructions with respect to the Option Shares in order to enforce the foregoing restrictions.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

9. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificate legends intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan, and the Optionee shall not make any transfer of the Option Shares without first complying with the restrictions on transfer described in such legends. Such legends may include the following:

TRANSFER IS RESTRICTED

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS AND AS SUCH MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED: (1) PURSUANT TO REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, INCLUDING BUT NOT LIMITED TO RULE 144 THEREUNDER, AND THE SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION; OR (2) IF, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH TRANSFER IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER WHICH ALSO APPLY TO THE TRANSFEREE AS SET FORTH IN A NONQUALIFIED STOCK OPTION AWARD, DATED _____________, 2014, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

10. Governing Laws. This Award and these Terms and Conditions shall be construed, administered and enforced according to the laws of the State of North Carolina; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Optionee resides and/or any other applicable securities laws.

11. Successors. This Award and these Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

12. Notice. Except as otherwise specified herein, all notices and other communications required or permitted under this Award shall be in writing and, if mailed by prepaid first-class mail or certified mail, return receipt requested, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof. In addition, notices hereunder may be delivered by hand, facsimile transmission or overnight courier, in which event the notice shall be deemed effective when delivered or transmitted. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses: to the Company (attention of the Secretary), at 1043 E. Morehead Street, Suite 201, Charlotte, NC 28204, or at any other address as the Company, by notice to Optionee, may designate in writing from time to time; and to Optionee, at Optionee’s address as shown on the records of the Company, or at any other address as Optionee, by notice to the Company, may designate in writing from time to time.

13. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

14. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

15. Violation. Except as provided in Section 5, any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

16. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

17. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

18. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any Affiliate.

19. Restrictive Covenants. In consideration of the terms of this Award and your access to “Confidential Information” (as defined below), you agree to the restrictive covenants and the associated remedies as set forth below, which exist independently of and in addition to any obligation to which you are subject under the terms of any employment agreement, offer letter or any other agreement containing restrictive covenants of the nature set forth herein (such an agreement or offer letter, a “Covenants Agreement”).

(a)     Trade Secrets and Confidential Information. During the course of the Optionee’s employment, the Optionee will acquire knowledge of the Company and/or any Affiliate (collectively, “Park Sterling”), “Trade Secrets” (as defined below) and other proprietary information relating to its business, business methods, personnel, and customers (collectively, “Confidential Information”). “Trade Secrets” means Park Sterling’s confidential information, which has an economic value in being secret and which Park Sterling has taken steps to keep secret and the Optionee understands and agrees that Trade Secrets include, but are not limited to confidentially maintained client and customer lists and information, and confidentially maintained prospective client and customer lists and information. The Optionee agrees that Confidential Information of Park Sterling is to be used solely and exclusively for the purpose of conducting business on behalf of Park Sterling. The Optionee agrees that, both during and after the Optionee’s employment, the Optionee will not remove, share disseminate or otherwise use Park Sterling’s Trade Secrets to directly or indirectly solicit, participate in or promote the solicitation of any of Park Sterling’s clients, customers, or prospective customers for the purpose of providing products or services that are in competition with Park Sterling’s products or services.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

(b)     Assignment of Inventions. The Optionee acknowledges and agrees that all inventions and all worldwide intellectual property rights that the Optionee makes, conceives or first reduces to practice (alone or in conjunction with others) during the Optionee’s employment with Park Sterling are owned by Park Sterling that (i) relate at the time of conception or reduction to practice of the invention to Park Sterling’s business, or actual or demonstrably anticipated research or development of Park Sterling whether or not the Optionee made, conceived or first reduced the inventions to practice during normal working hours; and (ii) involve the use of any time, material, information, or facility of Park Sterling.

(c)     Non-solicitation. The Optionee agrees that for a one (1) year period immediately following the Optionee’s termination of employment with Park Sterling for any reason, the Optionee will not do any of the following, either directly or indirectly or through associates, agents or employees:

(i)     solicit, recruit or promote the solicitation or recruitment of any employee or consultant of Park Sterling for the purpose of encouraging that employee or consultant to leave Park Sterling’s employ or sever an agreement for services; or

(ii)     to the fullest extent enforceable under the applicable state law, solicit, participate in or promote the solicitation of any of Park Sterling’s clients, customers, or prospective customers with whom the Optionee had “Material Contact” (as defined below) and/or regarding whom the Optionee received Confidential Information, for the purpose of providing products or services that are in competition with Park Sterling’s products or services. “Material Contact” means interaction between the Optionee and the customer, client or prospective customer within one (1) year prior to the Optionee’s last day as an employee of Park Sterling which takes place to manage, service or further the business relationship.

The one-year limitation is not intended to limit Park Sterling’s right to prevent misappropriation of its Confidential Information beyond the one-year period.

(d)     Violation of Covenants Agreement or Restrictive Covenants. If, in the determination of the Company, the Optionee breaches any of the terms of a Covenants Agreement and/or the restrictive covenants above, all unexercised Options (whether vested or unvested) shall be immediately and irrevocably forfeited. For each Option that the Optionee exercised within one (1) year prior to the termination of the Optionee’s employment with Park Sterling or at any time after the Optionee’s termination, the Optionee shall be required to repay or otherwise reimburse the Company an amount having a value equal to the amount the difference between the Fair Market Value of the Stock minus the Exercise Price. For purposes of illustration only, if the Optionee was required to make a reimbursement payment pursuant to this Section 19 and the Optionee had exercised (i) 100 Options with an Exercise Price of $10 and acquired Stock with a Fair Market Value of $15, and (ii) 30 Options with an Exercise Price of $10 and acquired Stock with a Fair Market Value of $18, within the applicable one (1) year period, then the Optionee would be required to repay $500 ((100 x ($15 - $10)) + $240 (30 x ($18 - $10))). This Section 19 does not constitute Park Sterling’s exclusive remedy for violation of the Optionee’s restrictive covenant obligations, and Park Sterling may seek any additional legal or equitable remedy, including injunctive relief, for any such violation.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

20. Definitions. For purposes of this Award, the following terms shall have the meanings ascribed to them below:

(a) For purposes of this Award, the term “Cause” has the same meaning as provided in the employment agreement between the Optionee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Cause” means:

(i) any act by the Optionee of fraud against, material misappropriation from, or material dishonesty to either the Company or any Affiliate;

(ii) conviction of the Optionee of a crime involving breach of trust or moral turpitude or any felony;

(iii) conduct by the Optionee that amounts to willful misconduct, gross and willful insubordination, gross neglect or inattention to or material failure to perform the Optionee’s duties and responsibilities in the manner and to the extent required by his position(s) with the Company or any Affiliate, including prolonged absences; provided that the nature of such conduct shall be set forth with reasonable particularity in a written notice to the Optionee who shall have ten (10) days following delivery of such notice to cure such alleged conduct, provided that such conduct is, in the reasonable discretion of the Company, susceptible to a cure;

(iv) exhibition by the Optionee of a standard of behavior within the scope of or related to his employment that is materially disruptive to the orderly conduct of the business operations of the Company or any Affiliate (including, without limitation, substance abuse, sexual harassment or sexual misconduct) in the reasonable opinion of the Company;

(v) receipt of any form of notice, written or otherwise, that any regulatory agency having jurisdiction over the Company or any Affiliate intends to institute any form of formal or informal regulatory action against the Optionee; or

(vi) the Optionee’s removal and/or permanent prohibition from participating in the conduct of the affairs of the Company or any Affiliate by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) and (g)(1)).

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

(b) For purposes of this Award, the term “Good Reason” has the same meaning as provided in the employment agreement between the Optionee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Good Reason” means:

(i) a material reduction of the Optionee’s annual base salary from its then current rate without the Optionee’s consent, other than a reduction that also is applied to substantially all other executive officers of the Company or Affiliate if Optionee’s reduction is substantially proportionate to, or no greater than, the reduction applied to substantially all other executive officers; or

(ii) a material diminution in the authority, responsibilities or duties of the Optionee hereunder without the Optionee’s consent;

provided, however, that for a Termination of Employment by the Optionee to be for Good Reason, the Optionee must notify the Company or, if applicable, Affiliate in writing of the event giving rise to Good Reason within thirty (30) days following the occurrence of the event (or, if later, thirty (30) days following the Optionee’s knowledge of occurrence of the event), the event must remain uncured after the expiration of sixty (60) days following the delivery of written notice of such event to the Company (or Affiliate) by the Optionee, and the Optionee must resign effective no later than sixty (60) days following the Company’s (or Affiliate’s) failure to cure the event and must give at least thirty (30) days advance written notice prior to the Optionee’s effective date of resignation.

(c) Other capitalized terms that are not defined herein have the meaning set forth in the Plan or the Award, except where the context does not reasonably permit.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

EXHIBIT 1

NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
PARK STERLING CORPORATION

Name

Address

Date

Park Sterling Corporation
1043 E. Morehead Street, Suite 201
Charlotte, NC 28204
Attn: Corporate Secretary

Re:     Exercise of Nonqualified Stock Option

Gentlemen:

Subject to acceptance hereof by Park Sterling Corporation (the “Company”) and pursuant to the provisions of the Park Sterling Corporation 2014 Long-Term Incentive Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Stock of the Company under the Nonqualified Stock Option Award (the “Award”) dated as of _____________, 2014. The purchase shall take place as of __________, 20___ (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

	by delivery of cash or a certified (or bank cashier’s) check for $___________ for the full purchase price payable to the order of Park Sterling Corporation.



by having a number of Option Shares withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price; I understand that as a result of this election, I will be deemed to have elected to receive a taxable payment of cash equal to the excess of the Fair Market Value of the number of shares of Stock withheld to pay the Purchase Price (less any payment I make by check) over the portion of the purchase price attributable to the shares withheld, which amount shall be used to pay the purchase price, in exchange for a cancellation of the portion of the vested Option attributable to the number of shares of Stock the Company has withheld to satisfy the purchase price;

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD



by delivery of the purchase price by _________________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price. Note: This choice is available only if and when the Stock becomes traded by brokers; or



by delivery of shares of Stock that I own and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

The required federal, state, and local income tax withholding obligations on the exercise of the Award shall be paid on or before the Exercise Date in cash or with previously owned shares of Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later than the Exercise Date.

I understand that I am not permitted to exercise the Option if I have been given notice that my employment will be terminated for Cause. I understand that if my ability to exercise is suspended in the manner provided for in the foregoing sentence, my ability to exercise may only be reinstated in the event that I cure the circumstances specified in such notice that was the basis for my termination for Cause and only if such ability to cure is expressly provided for in the applicable employment agreement or otherwise.

As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Stock and not with a view to, or for resale in connection with, any distribution of the Stock, nor am I aware of the existence of any distribution of the Stock;

I am not acquiring the Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

I am able to bear the economic risks of the investment in the Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Stock or to comply with any exemption available for sale of the Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Award or the Plan, as applicable.

Very truly yours,

AGREED TO AND ACCEPTED:

PARK STERLING CORPORATION

By:	Date:

Title:

Number of Shares Exercised:	Number of Shares Remaining:

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION
PARK STERLING CORPORATION
2014 LONG-TERM INCENTIVE PLAN

TO:	Park Sterling Corporation

FROM:

RE:	Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).
		the original recipient of the Option.

		the legal representative of the estate of the original recipient of the Option.

		a legatee of the original recipient of the Option.

		the legal guardian of the original recipient of the Option.

(3)

The Option to which this election relates was issued under the Park Sterling Corporation 2014 Long-Term Incentive Plan (the “Plan”) in the name of ________________ for the purchase of a total of _______________ shares of Stock of the Company. This election relates to _______________ shares of Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Stock, I hereby elect:


to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

		to tender shares of Stock owned by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)

The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

FORM OF EMPLOYEE

 NQ STOCK OPTION AWARD

SCHEDULE 1
VESTING SCHEDULE
NONQUALIFIED STOCK OPTION AWARD
ISSUED PURSUANT TO THE
PARK STERLING CORPORATION
2014 LONG-TERM INCENTIVE PLAN

A.

“Vested Option Shares” means only that percentage of the number of Option Shares subject to the Option as to which the Option becomes exercisable if the Optionee continues, at all times, as an officer or employee of the Company or any Affiliate from the Grant Date to the applicable anniversary of the Grant Date below.

Percentage of Option Shares
Vesting Date	which are Vested Option Shares
Prior to the first anniversary of the Grant Date	0%
First anniversary of the Grant Date	33 1/3%
Second anniversary of the Grant Date	66 2/3%
Third anniversary of the Grant Date	100%

B.

The Optionee shall continue to have the opportunity to vest in Option Shares so long as the Optionee remains in the continuous service of the Company and its Affiliates without incurring a Termination of Employment. Notwithstanding the requirements of the Vesting Schedule, the continuous service condition will be deemed satisfied as to all of the Option Shares if the Optionee provides continuous services to the Company and/or any Affiliate following the Grant Date through the date of any of the earlier events listed below:

(a) in the event of the Optionee’s involuntary Termination of Employment without Cause; or

(b) in the event of the Optionee’s Termination of Employment due to a resignation for Good Reason.

The Option Shares which have satisfied (or are deemed to have satisfied) the conditions of the Vesting Schedule are herein referred to as the “Vested Option Shares.” Any portion of the Option Shares which have not become Vested Option Shares in accordance with this Vesting Schedule before or at the time of Optionee’s Termination of Employment shall be forfeited. There will be no proration of the Vesting Schedule for partial years of service.